UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2023
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001740450

Citigroup Commercial Mortgage Trust 2018-C5

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

(Central Index Key Number: 0001592182)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number: 0001558761)

Ladder Capital Finance LLC

(Central Index Key Number: 0001541468)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-18 (Commission File Number of the issuing entity)	83-0970435 83-0986914 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street Trading, 4th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Oak Portfolio mortgage loan, an asset of Citigroup Commercial Mortgage Trust 2018-C5 (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of April 1, 2018 (the “Benchmark 2018-B3 PSA”), by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, which governs the issuance of the Benchmark 2018-B3 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B3. The Benchmark 2018-B3 PSA was filed as Exhibit 4.3 to the Current Report on Form 8-K with respect to the Issuing Entity, dated June 21, 2018 under Commission File No. 333-207132-18.

Effective as of May 10, 2023, Midland Loan Services, a Division of PNC Bank, National Association has been terminated as special servicer under the Benchmark 2018-B3 PSA, and K-Star Asset Management LLC has been appointed to act as successor special servicer under the Benchmark 2018-B3 PSA. A copy of the related Special Servicer Acknowledgment and Assumption dated May 10, 2023 is attached hereto as Exhibit 20.1

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of June 1, 2018 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity dated June 21, 2018 under Commission File No. 333-207132-18.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Special Servicer Acknowledgment and Assumption, dated May 10, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: May 10, 2023